UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 31, 2007
US BioEnergy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	001-33203	20-1811472

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN	55077

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (651) 554-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amended and Restated Loan and Security Agreement
First Amendment to Amended and Restated Loan and Security Agreement
Second Amendment to Amended and Restated Loan and Security Agreement
Second Amended and Restated Guaranty
First Amendment to the Amended and Restated Services Agreement
Termination Agreement
Termination Agreement
Certain Relationships between US BioEnergy Corporation, CHS, Inc. and Provista Renewable Fuels Marketing, LLC
Certain Relationships between US BioEnergy Corporation and Capitalize Advisors, LLC and Affiliates
Press Release dated November 6, 2007

Item 1.01 Entry into a Material Definitive Agreement.
Provista Second Amended and Restated Guaranty
     We entered into a Second Amended and Restated Guaranty effective as of November 2, 2007. The terms of the guaranty provide that we will guaranty up to the lesser of 50% or $10 million of Provista Renewable Fuels Marketing, LLC’s debt outstanding pursuant to the Amended and Restated Loan and Security Agreement dated as of August 31, 2006, between Provista Renewable Fuels Marketing, LLC and LaSalle Bank National Association, as subsequently amended. Prior to execution of the guaranty by us, CHS, Inc. had guaranteed up to $20 million of Provista’s indebtedness under the loan agreement. Following the execution of the guaranty, CHS, Inc.’s guaranty was reduced to $10 million by the execution of a Guaranty substantially similar to that executed by us.
     See Exhibit 99.1 for information regarding certain relationships between US BioEnergy, CHS, Inc. and Provista.
     The descriptions of the provisions of the guaranty and loan agreement set forth above in Item 1.01 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.
First Amendment to the Amended and Restated Services Agreement with Capitaline Advisors
     On November 1, 2007, we amended our Amended and Restated Services Agreement dated May 1, 2007, with Capitaline Advisors, LLC. Pursuant to the terms of the agreement, we will now pay Capitaline $3,250 per month for administrative services and $4,250 a month for office services, and Capitaline will pay us $2,750 per month for certain defined information technology-related services.
     Capitaline Advisors, LLC is 100% owned and controlled by Gordon W. Ommen, US BioEnergy’s chief executive office, president and chairman of the board. Mr. Ommen beneficially owns approximately 8.06% of US BioEnergy’s outstanding common stock either individually or through his ownership and control of BirdDog Capital, LLC, Mr. Ommen’s private investment company, and Capitaline Advisors, LLC, which is the manager of Capitaline General Partner, LLC, the general partner of a number of Capitaline investment funds. Steve Myers, one of US BioEnergy’s former directors, is the president of Capitaline Advisors. See Exhibit 99.2 for additional information regarding certain relationships between US BioEnergy Corporation and Capitaline Advisors, LLC and its affiliates.
Item 1.02 Termination of a Material Definitive Agreement
Aircraft Leases
     On October 31, 2007, US BioEnergy and Capitaline Advisors, LLC entered into a Termination Agreement with respect to that that certain Aircraft Lease Agreement, dated January 1, 2007, relating to the Beechcraft King Air B200. Pursuant to the Termination Agreement, which was effective as of October 31, 2007, all further obligations of US BioEnergy terminated as of the dated of the Termination Agreement, with the exception of certain obligations related to payment of any unpaid rent and certain other obligations.
     On October 31, 2007, US BioEnergy and Capitaline Flight Services, LLC, an affiliate of Capitaline Advisors, LLC entered into a Termination Agreement with respect to that that certain Aircraft Lease Agreement, dated September 20, 2007, relating to the Cessna 206. Pursuant to the Termination Agreement, which was effective as of October 31, 2007, all further obligations of US BioEnergy terminated as of the dated of the Termination Agreement, with the exception of certain obligations related to payment of any unpaid rent and certain other obligations.

     For more information regarding the relationship between Capitaline Advisors, LLC Gordon W. Ommen, and US BioEnergy, see the information contained in “First Amendment to the Amended and Restated Services Agreement” under Item 1.01 above.
     This description of the Termination Agreements above is qualified in its entirety by reference to the Termination Agreements, copies of which are attached to this report as exhibits hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under “Provista Second Amended and Restated Guaranty” in Item 1.01 above is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 6, 2007, Clifford F. Mesner announced his resignation from the Board of Directors, effective December 1, 2007. As a result of Mr. Mesner’s resignation, a majority of US BioEnergy’s directors will be independent as defined by the NASDAQ’s rules.
     A copy of a press release announcing Mr. Mesner’s resignation is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated Loan and Security Agreement between Provista Renewable Fuels Marketing, LLC and LaSalle Bank National Association.

10.2	First Amendment to Amended and Restated Loan and Security Agreement.

10.3	Second Amendment to Amended and Restated Loan and Security Agreement.

10.4	Second Amended and Restated Guaranty.

10.5	First Amendment to the Amended and Restated Services Agreement.

10.6	Termination Agreement.

10.7	Termination Agreement.

99.1	Certain Relationships between US BioEnergy Corporation, CHS, Inc. and Provista Renewable Fuels marketing, LLC.

99.2	Certain Relationships between US BioEnergy Corporation and Capitaline Advisors, LLC and Affiliates

99.3	Press Release Dated November 6, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION

/s/ Gregory S. Schlicht
Date: November 6, 2007	By:	Gregory S. Schlicht
	Its:	Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Amended and Restated Loan and Security Agreement between Provista Renewable Fuels Marketing, LLC and LaSalle Bank National Association.

10.2	First Amendment to Amended and Restated Loan and Security Agreement.

10.3	Second Amendment to Amended and Restated Loan and Security Agreement.

10.4	Second Amended and Restated Guaranty.

10.5	First Amendment to the Amended and Restated Services Agreement.

10.6	Termination Agreement.

10.7	Termination Agreement.

99.1	Certain Relationships between US BioEnergy Corporation, CHS, Inc. and Provista Renewable Fuels Marketing LLC.

99.2	Certain Relationships between US BioEnergy Corporation and Capitaline Advisors, LLC and Affiliates.

99.3	Press Release Dated November 6, 2007.